                                                                      EXHIBIT 99


                      EZCORP ANNOUNCES 32% EARNINGS GROWTH
                               FOR SECOND QUARTER



AUSTIN, Texas (April 20, 2005) -- EZCORP, Inc. (Nasdaq/NM: EZPW) announced today results for its second fiscal quarter and six month period, which ended March 31, 2005.

For the quarter ended March 31, 2005, EZCORP's net income improved 32% to $3,969,000 (twenty-nine cents per share) compared to $3,007,000 (twenty-three cents per share) for the prior year period. Total revenues for the second fiscal quarter increased 8% to $63,098,000 compared to $58,289,000 for the prior year second fiscal quarter. After higher cost of goods sold, due to higher levels of sales, and higher operating expense, operating income improved 31% to $5,847,000. Operating income margins for the quarter, measured as a percent of net revenues, improved approximately three percentage points to 15%.

For the six months ended March 31, 2005, EZCORP generated net income of $8,918,000 (sixty-six cents per share) compared to $5,997,000 (forty-six cents per share) for the same six month period a year ago. Total revenues increased 11% to $124,726,000 while operating income increased 48% to $13,496,000. Operating income margins for the six months, measured as a percent of net revenue, improved approximately four percentage points to 17%.

Commenting on these results, President and Chief Executive Officer, Joe Rotunda, stated, "Our results for the quarter continued our trend of strong year-over-year earnings growth with net income up 32% over the prior year quarter. Once again, payday loans were the strongest contributor to this growth with payday loan service charges up 54%, while our payday loan bad debt and direct transaction expenses increased only 16%. Modest increases in pawn service charge revenue and gross profit on the sale of forfeited collateral also contributed to our performance."

Rotunda continued, "While we believe our performance to date has been outstanding, our results are overshadowed by the potential impact on our payday loan business of the FDIC's payday loan guideline change. As we work to understand the full effect of this change, we also are working on several fronts to mitigate any adverse financial impact the changes may have. These fronts include new loan products as well as programs to enhance our pawn business when these changes are implemented. We also are cautiously optimistic about the passing of Texas payday loan legislation."

Rotunda concluded, "Given the uncertainty surrounding the FDIC's changes and the impact on our business, we are broadening our range of earnings guidance for the year to $0.95 to $1.05. To the extent that the timing and circumstances surrounding the implementation of the revised guideline are more or less favorable, we would expect to be at the upper or lower end of this earnings guidance range. Until the timing and circumstances of the guideline change are resolved, the potential earnings impact cannot be fully determined."

EZCORP meets the short-term cash needs of the cash and credit constrained consumer by offering convenient, non-recourse loans collateralized by tangible personal property, commonly known as pawn loans, and short-term non-collateralized loans, often referred to as payday loans. The Company also sells merchandise, primarily collateral forfeited from its pawn lending operations, to consumers looking for good value. As of March 31, 2005, the Company operated 280 EZPAWN and 192 EZMONEY Payday Loan stores, 135 of which adjoin an EZPAWN location.



This announcement contains certain forward-looking statements regarding the Company's expected performance for future periods including, but not limited to, expected future earnings. Actual results for these periods may materially differ from these statements. Such forward-looking statements involve risks and uncertainties such as changing market conditions in the overall economy and the industry, consumer demand for the Company's services and merchandise, changes in regulatory environment, and other factors periodically discussed in the Company's annual, quarterly and other reports filed with the Securities and Exchange Commission.

You are invited to listen to a conference call discussing these results on April 20, 2005 at 3:30pm Central Time. The conference call can be accessed over the Internet (or replay it at your convenience) at the following address.



HTTP://PHX.CORPORATE-IR.NET/PLAYERLINK.ZHTML?C=69434&S=WM&E=1050585



For additional information, contact Dan Tonissen at (512) 314-2289.

                                  EZCORP, INC.
         HIGHLIGHTS OF CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                      (in thousands, except per share data)
--------------------------------------------------------------------------------

                                                                                                    THREE MONTHS ENDED MARCH 31,
                                                                                                  ---------------------------------
                                                                                                    2005                     2004
                                                                                                  --------                 --------
Revenues:
    Merchandise sales                                                                             $ 33,293                 $ 33,188
    Jewelry scrapping sales                                                                          6,966                    5,186
    Pawn service charges                                                                            14,682                   14,488
    Payday loan service charges                                                                      7,828                    5,072
    Other                                                                                              329                      355
                                                                                                  --------                 --------
        Total revenues                                                                              63,098                   58,289
Cost of goods sold:
    Cost of merchandise sales                                                                       18,961                   18,858
    Cost of jewelry scrapping sales                                                                  4,940                    3,659
                                                                                                  --------                 --------
        Total cost of goods sold                                                                    23,901                   22,517
                                                                                                  --------                 --------
Net revenues                                                                                        39,197                   35,772

Operations expense                                                                                  23,988                   21,775
Bad debt and other payday loan direct expenses                                                       1,495                    1,286
Administrative expense                                                                               5,796                    6,378
Depreciation and amortization                                                                        2,071                    1,865
                                                                                                  --------                 --------
    Operating income                                                                                 5,847                    4,468

Interest expense, net                                                                                  275                      373
Equity in net income of unconsolidated affiliate                                                      (636)                    (496)
Loss on sale/disposal of assets                                                                          6                       --
                                                                                                  --------                 --------
Income before income taxes                                                                           6,202                    4,591
Income tax expense                                                                                   2,233                    1,584
                                                                                                  --------                 --------
Net income                                                                                        $  3,969                 $  3,007
                                                                                                  ========                 ========

                                                                                                  --------                 --------
Net income per share, assuming dilution                                                           $   0.29                 $   0.23
                                                                                                  ========                 ========

Weighted average shares - assuming dilution                                                         13,755                   13,209


                                  EZCORP, INC.
         HIGHLIGHTS OF CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                      (in thousands, except per share data)
--------------------------------------------------------------------------------


                                                                                                     SIX MONTHS ENDED MARCH 31,
                                                                                                 ----------------------------------
                                                                                                   2005                     2004
                                                                                                 ---------                ---------
Revenues:
    Merchandise sales                                                                            $  65,311                $  64,250
    Jewelry scrapping sales                                                                         11,272                    7,679
    Pawn service charges                                                                            31,351                   30,040
    Payday loan service charges                                                                     16,118                    9,933
    Other                                                                                              674                      701
                                                                                                 ---------                ---------
        Total revenues                                                                             124,726                  112,603
Cost of goods sold:
    Cost of merchandise sales                                                                       37,741                   36,441
    Cost of jewelry scrapping sales                                                                  8,073                    5,349
                                                                                                 ---------                ---------
        Total cost of goods sold                                                                    45,814                   41,790
                                                                                                 ---------                ---------
Net revenues                                                                                        78,912                   70,813

Operations expense                                                                                  46,691                   42,552
Bad debt and other payday loan direct expenses                                                       3,104                    3,125
Administrative expense                                                                              11,663                   12,240
Depreciation and amortization                                                                        3,958                    3,780
                                                                                                 ---------                ---------
    Operating income                                                                                13,496                    9,116

Interest expense, net                                                                                  614                      821
Equity in net income of unconsolidated affiliate                                                    (1,096)                    (861)
Loss on sale/disposal of assets                                                                         43                     --
                                                                                                 ---------                ---------
Income before income taxes                                                                          13,935                    9,156
Income tax expense                                                                                   5,017                    3,159
                                                                                                 ---------                ---------
Net income                                                                                       $   8,918                $   5,997
                                                                                                 =========                =========

                                                                                                 ---------                ---------
Net income per share, assuming dilution                                                          $    0.66                $    0.46
                                                                                                 =========                =========

Weighted average shares - assuming dilution                                                         13,542                   13,101

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                                  EZCORP, INC.
              HIGHLIGHTS OF CONSOLIDATED BALANCE SHEETS (UNAUDITED)
             (in thousands, except per share data and store counts)
--------------------------------------------------------------------------------


                                                                                                            AS OF MARCH 31,
                                                                                                      2005                    2004
                                                                                                    --------                --------
Assets:
  Current assets:
    Cash and cash equivalents                                                                       $  1,405                $    202
    Pawn loans                                                                                        40,081                  42,079
    Payday loans, net                                                                                  7,711                   4,643
    Pawn service charges receivable, net                                                               7,720                   7,825
    Payday loan service charges receivable, net                                                        1,573                     928
    Inventory, net                                                                                    26,967                  29,492
    Deferred tax asset                                                                                 9,711                   8,163
    Prepaid expenses and other assets                                                                  5,418                   3,054
                                                                                                    --------                --------
        Total current assets                                                                         100,586                  96,386
  Investment in unconsolidated affiliate                                                              17,094                  15,417
  Property and equipment, net                                                                         26,132                  24,642
  Deferred tax asset, non-current                                                                      4,946                   4,391
  Other assets, net                                                                                    3,914                   5,366
                                                                                                    --------                --------
        Total assets                                                                                $152,672                $146,202
                                                                                                    ========                ========
Liabilities and stockholders' equity:
  Current liabilities:
    Accounts payable and other accrued expenses                                                     $ 13,359                $ 11,668
    Customer layaway deposits                                                                          1,848                   1,842
    Federal income taxes payable                                                                         271                     771
                                                                                                    --------                --------
        Total current liabilities                                                                     15,478                  14,281

  Long-term debt                                                                                       6,825                  15,000
  Deferred gains and other long-term liabilities                                                       3,778                   4,139
                                                                                                    --------                --------
        Total long-term liabilities                                                                   10,603                  19,139
  Total stockholders' equity                                                                         126,591                 112,782
                                                                                                    --------                --------
        Total liabilities and stockholders' equity                                                  $152,672                $146,202
                                                                                                    ========                ========

Pawn loan balance per ending pawn store                                                             $    143                $    150
Inventory per ending pawn store                                                                     $     96                $    105
Book value per share                                                                                $  10.19                $   9.25
Tangible book value per share                                                                       $   9.99                $   9.04
Pawn store count - end of period                                                                         280                     280
Mono-line payday loan store count - end of period                                                        192                      55
Shares outstanding - end of period                                                                    12,428                  12,198



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